Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of September 30, 2014 by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), the other Borrowers party hereto, the Guarantors party hereto, the Lenders (as defined in the Credit Agreement, defined herein) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the "Administrative Agent").
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of January 31, 2014 (the "Credit Agreement"); and
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement, as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.

2.Defined Terms. All terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement, as amended hereby.

3.Amendment to Credit Agreement.
The definition of "Consolidated EBITDA" set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
Consolidated EBITDA shall mean, at any fiscal quarter end date, an amount equal to (a) Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis for the most recently completed four (4) fiscal quarters of the Company plus (b) the following (without duplication) to the extent deducted in calculating such Consolidated Net Income (and excluding any item that is excluded in determining Consolidated Net Income pursuant to the definition thereof):

(i)	Consolidated Interest Charges,

(ii)	fees and expenses incurred in connection with the closing under the Prior Credit Agreement and this Agreement, and any amendments thereto or hereto,

(iii)	the provision for federal, state, local and foreign income and withholding tax expense, net worth related taxes, franchise taxes, and gross receipt related taxes,

(iv)	depreciation and amortization expense (including, without limitation, the amortization of debt issuance costs) and bank or lending fees classified as selling, general and administrative expenses,

(v)
non-cash compensation charges or other non-cash expenses or charges arising from the grant of or issuance of stock, stock options or other equity-based awards to the directors, officers and employees of the Company and its Subsidiaries,

(vi)
premiums paid, gains/losses incurred, charges and fees paid with respect to the repayment of the 2015 Senior Notes and the 2027 Convertible Notes (to the extent any such repayment is permitted pursuant to Section 8.2.22 [Prepayments, Etc. of Indebtedness],

(vii)	any non-cash charges relating to cost savings initiatives,

(viii)	cash charges up to $20,000,000 in the aggregate incurred during the term of this Agreement but on or after May 30, 2013, relating to cost savings and restructuring initiatives,

(ix)
any other non-recurring expenses and losses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Company and its Subsidiaries for the most recently completed four (4) fiscal quarters of the Company), and

(x)	up to $10,000,000 in the aggregate during any fiscal year representing non-cash warranty accruals of future cash charges, minus (c) to the extent included in calculating Consolidated Net Income:

(i)	federal, state, local and foreign income withholding, net worth, franchise and gross receipt tax credits,

(ii)
all non-recurring non-cash items increasing Consolidated Net Income (in each case of or by the Company and its Subsidiaries for the most recently completed four (4) fiscal quarters of the Company), and

(iii)	cash payments up to $10,000,000 in the aggregate incurred during any fiscal year to the extent specifically included in calculating Consolidated Net Income under clause (x) above.

4.Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent on behalf of the Lenders of the following, in form and substance satisfactory to the Administrative Agent (and the first date on which the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent shall be referred to as the "Effective Date"):

(a)Counterparts. The Administrative Agent shall have received from the Borrowers, the Guarantors and the Required Lenders an executed counterpart original of this Amendment.

(b)Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent.

(c)Payment of Fees.

(i)The Borrowers unconditionally agree to pay to the Administrative Agent, for the benefit of the Lenders signatory hereto in accordance with their Ratable Shares, an amendment fee in the amount of five (5) basis points of the Revolving Credit Commitments as in effect on the date hereof.

(ii)The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation and execution of this Amendment and all other documents or instruments to be delivered in connection herewith.

5.Representations and Warranties of the Loan Parties. Each Loan Party covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a)such Loan Party possesses all of the powers requisite for it to enter into and carry out the transactions of such Loan Party referred to herein and to execute, enter into and perform the terms and conditions of this Amendment and any other documents contemplated herein that are to be performed by such Loan Party; and that any and all actions required or necessary pursuant to such Loan Party's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Loan Party of the terms and conditions of this Amendment and said other documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable Law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Loan Party is a party or by which such Loan Party or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the said other documents and the transactions contemplated hereby have been obtained by such Loan Party and are in full force and effect;

(b)this Amendment and any other documents contemplated herein constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(c)all representations and warranties made by such Loan Party in the Loan Documents are true and correct in all material respects as of the date hereof (except for those representations and warranties qualified by reference to a Material Adverse Change or other reference to materiality, which are true and correct), with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and such Loan Party has complied with all covenants and undertakings in the Loan Documents;

(d)the execution and delivery of this Amendment is not intended to and shall not cause or result in a novation with regard to the existing indebtedness of the Borrowers to the Administrative Agent or any Lender, which indebtedness shall continue without interruption and has not been discharged;

(e)(i) after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing under the Loan Documents; and (ii)  there exist no defenses, offsets, counterclaims or other claims with respect to the obligations and liabilities of such Loan Party under the Credit Agreement or any of the other Loan Documents; and

(f)such Loan Party hereby ratifies and confirms in full its duties and obligations under the Loan Documents, as modified hereby.

6.References to Credit Agreement. From and after the Effective Date, any references to the Credit Agreement contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.

7.Successors and Assigns. This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.

8.Severability. If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

9.Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5‑1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.

10.Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.
BORROWERS:
INVACARE CORPORATION,
an Ohio corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer

INVACARE AUSTRALIA PTY. LTD.
an Australian proprietary limited company

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact

INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation, as general partner of, and for and on behalf of, INVACARE CANADA L.P., an Ontario limited partnership
INVACARE HOLDINGS TWO B.V., a Dutch private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid)

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of both of the above-listed companies

SCANDINAVIAN MOBILITY INTERNATIONAL APS, a Danish limited liability company
INVACARE GERMANY HOLDING GMBH,
a German corporation
INVACARE HOLDING AS,
a Norwegian corporation
INVACARE HOLDING TWO AB,
a Swedish limited liability company
INVACARE INTERNATIONAL SÀRL,
a Swiss corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed companies

SIGNATURE PAGE 1 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (continued):

INVACARE HOLDINGS NEW ZEALAND,
a New Zealand corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney

Witness:	Signature: /s/ Rachel Ann Sabato

Full Name: Rachel Ann Sabato

Address:	Calfee, Halter & Griswold LLP
The Calfee Building
1405 East Sixth Street
Cleveland, OH 44114-1607
Occupation: Paralegal/Notary

INVACARE LIMITED, a company incorporated and registered under the laws of England and Wales

Acting By:    /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director

In presence of:	Signature: /s/ Rachel Ann Sabato

Full Name: Rachel Ann Sabato

Address:	Calfee, Halter & Griswold LLP
The Calfee Building
1405 East Sixth Street
Cleveland, OH 44114-1607
Occupation: Paralegal/Notary

INVACARE HOLDINGS S.À R.L.,
a Luxembourg private limited liability company (société à responsabilité limitée)

By:        /s/ Jerome Edward Fox, Jr.
Name:    Jerome Edward Fox, Jr.
Title:    a Manager

By:        /s/ Michael Verhulst
Name:    Michael Verhulst
Title:    b Manager

SIGNATURE PAGE 2 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

DOMESTIC GUARANTORS:

ADAPTIVE SWITCH LABORATORIES, INC.
THE AFTERMARKET GROUP, INC.
CENTRALIZED MEDICAL EQUIPMENT LLC
DYNAMIC MEDICAL SYSTEMS, LLC
THE HELIXX GROUP, INC.
INVACARE CANADIAN HOLDINGS, INC.
INVACARE CANADIAN HOLDINGS, LLC
INVACARE CONTINUING CARE, INC.
INVACARE CREDIT CORPORATION
INVACARE FLORIDA CORPORATION
INVACARE HOLDINGS, LLC
INVACARE INTERNATIONAL CORPORATION
INVAMEX HOLDINGS LLC
KUSCHALL, INC.
ROADRUNNER MOBILITY, INCORPORATED
INVACARE CANADA FINANCE, LLC
INVACARE OUTCOMES MANAGEMENT LLC

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

FREEDOM DESIGNS, INC.,
a California corporation

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Chief Financial Officer

GARDEN CITY MEDICAL INC.,
a Delaware corporation

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Vice President

INVACARE FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer

SIGNATURE PAGE 3 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FOREIGN GUARANTORS:

CARROLL HEALTHCARE GENERAL PARTNER, INC.,
an Ontario corporation
CARROLL HEALTHCARE INC.,
an Ontario corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.,
an Ontario corporation, as general partner of, and for and on behalf of, CARROLL HEALTHCARE L.P., an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.,
a Canadian corporation
CARROLL HEALTHCARE INC., an Ontario corporation, as general partner of, and for and on behalf of, MOTION CONCEPTS L.P., an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED,
an Ontario corporation

By:        /s/ Robert K. Gudbranson
Name:     Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

SIGNATURE PAGE 4 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

INVACARE A/S,
a Danish limited liability company
INVACARE EC-HØNG A/S,
a Danish limited liability company
INVACARE B.V.,
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
INVACARE HOLDINGS C.V.,
a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands
AQUATEC OPERATIONS GMBH,
a German corporation
INVACARE GMBH,
a German corporation
INVACARE (DEUTSCHLAND) GMBH,
a German corporation
ULRICH ALBER GMBH,
a German corporation
INVACARE AS,
a Norwegian corporation
DOLOMITE AB,
a Swedish limited liability company
INVACARE AB,
a Swedish limited liability company
INVACARE DOLOMITE AB,
a Swedish limited liability company
INVACARE REA AB,
a Swedish limited liability company

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed companies

SIGNATURE PAGE 5 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FOREIGN GUARANTORS (continued):

DYNAMIC CONTROLS,
a New Zealand corporation
DYNAMIC SUZHOU HOLDINGS NEW ZEALAND,
a New Zealand corporation
INVACARE NEW ZEALAND,
a New Zealand corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney of each of the above-listed companies

Witness:	Signature: /s/ Rachel Ann Sabato

Full Name: Rachel Ann Sabato

Address:	Calfee, Halter & Griswold LLP
The Calfee Building
1405 East Sixth Street
Cleveland, OH 44114-1607
Occupation: Paralegal/Notary

INVACARE UK OPERATIONS LIMITED, a private limited company organized under the laws of England and Wales

Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director

In presence of:	Signature: /s/ Rachel Ann Sabato

Full Name: Rachel Ann Sabato

Address:	Calfee, Halter & Griswold LLP
The Calfee Building
1405 East Sixth Street
Cleveland, OH 44114-1607
Occupation: Paralegal/Notary

INVACARE HOLDINGS TWO S.À R.L.,
a Luxembourg private limited liability company (société à responsabilité limitée)

By:        /s/ Jerome Edward Fox, Jr.
Name:    Jerome Edward Fox, Jr.
Title:    a Manager

By:        /s/ Michael Verhulst
Name:    Michael Verhulst
Title:    b Manager

SIGNATURE PAGE 6 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President

SIGNATURE PAGE 7 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, individually and as Co-Syndication Agent

By:	/s/ Sanya Valeva
Name: Sanya Valeva
Title: Senior Vice President

SIGNATURE PAGE 8 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

INTENTIONALLY LEFT BLANK

SIGNATURE PAGE 9 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

RBS CITIZENS, N.A., individually and as Documentation Agent

By:	/s/ Darran Wee
Name: Darran Wee
Title: Vice President

SIGNATURE PAGE 10 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

SIGNATURE PAGE 11 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President

SIGNATURE PAGE 12 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

DNB CAPITAL LLC

By:	/s/ Bjorn E. Hammerstad
Name: Bjorn E. Hammerstad
Title: Senior Vice President

By:	/s/ Colleen Durkin
Name: Colleen Durkin
Title: Senior Vice President

SIGNATURE PAGE 13 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

NORDEA BANK FINLAND Plc, New York & Cayman Island Branches

By:	/s/ Christer Svardh
Name: Christer Svardh
Title: Senior Vice President

By:	/s/ Gustaf Stael von Holstein
Name: Gustaf Stael von Holstein
Title: Head of Risk Management

SIGNATURE PAGE 14 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC BANK USA, N.A.

By:	/s/ Reginald Z. Burt
Name: Reginald Z. Burt
Title: Vice President

SIGNATURE PAGE 15 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

INTENTIONALLY LEFT BLANK

SIGNATURE PAGE 16 of 19

[SIGNATURE PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRSTMERIT BANK N.A.

By:	/s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

SIGNATURE PAGE 17 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK

By:	/s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Senior Vice President

SIGNATURE PAGE 18 of 19

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TRISTATE CAPITAL BANK

By:	/s/ Michael P. Morris
Name: Michael P. Morris
Title: Senior Vice President

SIGNATURE PAGE 19 of 19